ANNUAL
                                     REPORT
                                December 31, 1998

                     WARBURG PINCUS TRUST

                           o  INTERNATIONAL EQUITY PORTFOLIO
                           o  SMALL COMPANY GROWTH PORTFOLIO
                           o  POST-VENTURE CAPITAL PORTFOLIO
                           o  GROWTH & INCOME PORTFOLIO
                           o  EMERGING MARKETS PORTFOLIO


The Warburg Pincus Trust (the "Trust") Shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus, P.O. Box 9030, Boston, MA 02205-9030.


                                     [LOGO]

                                ASSET MANAGEMENT

From time to time, the portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the portfolios' management are as of the date of the letters and portfolio holdings described in this document are as of December 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 5, 1999

Dear Shareholder:

  The objective of Warburg Pincus Trust -- International Equity Portfolio is long-term capital appreciation. The portfolio pursues its objective by investing in equity securities of companies located or conducting a majority of their business outside the U.S. or companies whose securities trade primarily in markets outside the U.S.

  For the 12 months ended December 31, 1998, the portfolio had a total return of 5.35%, vs. a return of 14.09% for the Morgan Stanley All Country World Excluding the U.S. Index.

  The period saw a marked divergence in performance among foreign stock markets. European markets enjoyed universally impressive gains, benefiting from a host of factors, including low inflation, falling interest rates and optimism regarding the approach of European Monetary Union. Asian-Pacific markets generally fell, with many falling sharply, victims of the lingering economic and financial contagion that began following the Thai baht devaluation in mid-1997. Latin American markets suffered a similar fate, as did most of the rest of the emerging-market universe.

  Set against this backdrop, the portfolio had a positive performance for the period, benefiting from solid showings from a range of holdings. The portfolio fell short of its benchmark, however, due to a combination of less-than-timely regional allocations and weaknesses in specific stocks. Regional allocations that cost the portfolio included its Latin American exposure, which, while a relatively small portion of assets through the period, proved a considerable liability, given the substantial declines suffered by that region's stock markets. The portfolio was also hurt on an opportunity-cost basis by its underweighting in Europe in the first few months of 1998, a period that saw those markets rally strongly.

  Specific stocks that weighed on the portfolio were its European cyclical, or economically sensitive, issues, which sold off heavily in August and September amid the global market sell-off and widening fears of global recession. Also taking a toll were the portfolio's European financial holdings, a number of which also fell sharply during those months, largely due to worries over these companies' exposure to Russia and other emerging markets. (On a positive note, a good number of these holdings subsequently recovered strongly in the year's final months, allowing the portfolio to recapture much of the ground lost during the summer.)

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

  A final factor that weighed on the portfolio was our decision to hedge most of its Japanese-currency exposure, a stance we maintained as a defensive measure through the period. Though this worked to the portfolio's advantage through much of the 12 months, as the yen remained generally weak vs. the U.S. dollar, it proved harmful late in the year, as the yen gained significantly in value over that span. (Particularly damaging was the month of October, when the yen rose from 136.66 per dollar to 116.15.) Our hedging strategy prevented the portfolio from enjoying the currency-translation gains that an unhedged position would have allowed, and cost the portfolio significantly in relative terms.

  Heading into 1999, we see both opportunity and risk in foreign stock markets, and have positioned the portfolio in an effort to take full advantage of the former while hopefully avoiding most of the latter. As of this writing, the bulk of the portfolio's assets remain concentrated in Europe, where markets are benefiting from the combination of a relatively favorable macroeconomic backdrop and positive developments on the corporate front. We are maintaining a more-guarded stance in the Asian-Pacific region, as we did through most of 1998, though we are encouraged by the region's recent economic improvement and can foresee raising the portfolio's exposure meaningfully at some point in the year if the recovery continues to progress. We remain cautious toward Latin America and emerging markets generally, but are monitoring the markets closely and would similarly look to raise our exposure if and when the risk-vs.-reward profile becomes more attractive.

Harold E. Sharon                    Richard H. King
Co-Portfolio Manager                Co-Portfolio Manager

Harold W. Ehrlich                   Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

 GROWTH OF $10,000 INVESTED IN SHARES OF WARBURG PINCUS TRUST -- INTERNATIONAL
            EQUITY PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Shares of Warburg Pincus Trust -- International Equity Portfolio from June 30, 1995 (inception) to December 31, 1998, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.


                                   [GRAPHIC]

  In the printed version of the document, a line graph appears which depicts the following plot points:


        Trust
     International        MSCI
     -------------      --------
Jun-95  10000           10000
Jul-95  10270           10622.6
Aug-95  10489.78        10217.77
Sep-95  10589.43        10417.33
Oct-95  10319.4         10137.31
Nov-95  10479.35        10419.53
Dec-95  10728.76        10839.33
Jan-96  11081.74        10883.67
Feb-96  11041.84        10920.45
Mar-96  11344.39        11152.51
Apr-96  11897.99        11476.6
May-96  11656.46        11265.55
Jun-96  11797.51        11328.98
Jul-96  11162.8         10997.94
Aug-96  11253.22        11022.03
Sep-96  11485.04        11314.88
Oct-96  11333.43        11199.13
Nov-96  11776.57        11644.86
Dec-96  11800.13        11494.64
Jan-97  11830.81        11092.44
Feb-97  12026.01        11273.91
Mar-97  11953.86        11314.73
Apr-97  12210.87        11374.69
May-97  13043.65        12114.96
Jun-97  13568           12783.1
Jul-97  13907.2         12989.93
Aug-97  12776.55        12019.84
Sep-97  13362.99        12693.19
Oct-97  11965.22        11717.72
Nov-97  11656.52        11598.2
Dec-97  11534.12        11699.1
Jan-98  11677.15        12234.22
Feb-98  12479.37        13019.17
Mar-98  13171.97        13420.03
Apr-98  13480.2         13526.32
May-98  13424.93        13460.71
Jun-98  13062.45        13562.61
Jul-98  13281.9         13700.14
Aug-98  11369.31        12002.83
Sep-98  10852.01        11634.82
Oct-98  11467.32        12847.63
Nov-98  12039.53        13505.43


     In past annual reports, we have compared the portfolio's performance to that of the Morgan Stanley Europe, Australasia and Far East Index ("EAFE").** We believe that the MSCI Index, which measures the performance of many issuers from emerging markets in addition to issuers from countries included in the EAFE Index, is a more descriptive benchmark for the portfolio. The following compares EAFE, MSCI and the portfolio's annual value for the fiscal period or years ended December 31.

                                          EAFE      MSCI     PORTFOLIO
                                         -------   -------   ---------
1995...................................  $10,839   $10,694    $10,729
1996...................................   11,495    11,406     11,800
1997...................................   11,699    11,602     11,534
1998...................................   14,038    13,237     12,150

------------------
 * The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States. It is an unmanaged index (with no defined investment objective) and includes reinvestment of dividends.
** The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 5, 1999
Dear Shareholder:

  The objective of Warburg Pincus Trust -- Small Company Growth Portfolio is capital growth. The portfolio pursues its objective by investing in equity securities of small U.S. growth companies.

  For the 12 months ended December 31, 1998, the portfolio had a total return of -2.85%, vs. a return of 1.23% for the Russell 2000 Growth Index.

       The reporting period was a difficult one for the types of smaller-company, growth-oriented stocks in which the portfolio invests. Weighing on these stocks was investors' general bias toward larger, more-liquid securities, a bias that persisted through most if not all of the year and was heightened considerably during the markets' sharp sell-off during the summer. Though small-company growth shares managed a solid recovery in the year's final three months, the group still finished the year with uninspiring returns, particularly measured against large-capitalization stocks.

  Set against this background, the portfolio posted a decline for the 12 months, and also lagged its benchmark. Stocks that weighed on the portfolio's performance included its energy-related holdings, which, while a small percentage of assets through the period, took a relatively heavy toll, given the weakness in some of these securities. The portfolio was also hurt by a relative underweighting in technology stocks late in the year, as the sector enjoyed a burst of very strong performance during that period.

  There were few major changes in the portfolio during the 12 months in terms of its sector concentrations. The portfolio remained broadly diversified, with modest overweightings in the consumer and business-services areas. This reflected our belief that we could find attractive opportunities across a range of industries, as well as our effort to temper the portfolio's volatility by avoiding overconcentration in any one area.

  Looking at 1999, our outlook on the prospects for small-cap growth stocks is positive, notwithstanding the group's results in 1998. These companies continue to enjoy rapid earnings growth, both in absolute terms and relative to larger-cap companies. At the same time, equity valuations for the group stand at extremely attractive levels vs. those on large-cap issues. We believe that the combination should, ultimately, draw increasing amounts of investor attention to the small-cap arena in the coming year, which could result in improved relative performance. All told, we remain optimistic, and will continue to strive to identify those companies with the best potential for long-term growth.

Elizabeth B. Dater                  Stephen J. Lurito
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
            TRUST -- SMALL COMPANY GROWTH PORTFOLIO SINCE INCEPTION
                            AS OF DECEMBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Small Company Growth Portfolio from June 30, 1995 (inception) to December 31, 1998, compared to the Russell 2000 Growth Index ("R2000G")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

        Trust Small
         Co Growth      Russell 2000
        -----------     ------------

Jun-95  10000           10000
Jul-95  10320           10753
Aug-95  11040.34        10941.82
Sep-95  11560.34        11250.05
Oct-95  11190.41        10902.31
Nov-95  11990.52        11278.12
Dec-95  12510.91        11405.56
Jan-96  12360.78        11351.95
Feb-96  12840.37        11808.42
Mar-96  13130.57        12049.07
Apr-96  14419.99        13010.71
May-96  15149.64        13551.3
Jun-96  14280.05        13005.86
Jul-96  12690.68        11743.25
Aug-96  13700.86        12455.25
Sep-96  14370.83        13169.8
Oct-96  13921.02        12766.41
Nov-96  13930.77        12998
Dec-96  14241.43        13044.53
Jan-97  14581.8         13342.08
Feb-97  13521.7         12577.71
Mar-97  12441.32        11816.13
Apr-97  12250.96        11717.58
May-97  13980.8         13184.27
Jun-97  14621.12        13825.29
Jul-97  15401.89        14623.01
Aug-97  15822.36        14790.44
Sep-97  17213.14        15933.15
Oct-97  16423.06        15130.6
Nov-97  16142.23        14851.44
Dec-97  16482.83        15003.96
Jan-98  15863.07        14715.44
Feb-98  17233.64        15902.38
Mar-98  18114.28        16612.43
Apr-98  18233.84        16681.7
May-98  16844.42        15762.54
Jun-98  17273.95        15971.39
Jul-98  15624.29        14857.71
Aug-98  12463.49        11909.34
Sep-98  13353.39        12554.23
Oct-98  13874.17        13066.57
Nov-98  14884.21        13829.14
Dec-98  16013.92        14875.59


------------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 5, 1999

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Post-Venture Capital Portfolio is long-term growth of capital. The portfolio pursues its objective by investing in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.

  For the 12 months ended December 31, 1998, the portfolio had a gain of 6.87%, vs. gains of 1.23% for the Russell 2000 Growth Index, 3.10% for the Russell 2500 Growth Index and 6.82% for the NASDAQ Industrial Index.

  The January-through-December span was a highly volatile, though ultimately positive, period for the smaller-cap and aggressive-growth stocks targeted by the portfolio. After rallying through mid-July, these stocks sold off heavily through early October (small-cap stocks were hit particularly hard). This reversal reflected an ever-lengthening list of negative developments -- e.g., Russia's financial meltdown and a domestic hedge-fund crisis -- which prompted investors to abandon risk in all forms. Small-cap and aggressive-growth stocks enjoyed a strong finish to the year, however. Valuations on these issues, which were historically compelling before the group's steep decline, became much more so by early October. This, along with a worldwide easing of monetary policy over the final months of the period, encouraged investors to revisit the group.

  Against this backdrop, the portfolio had respectable performance, both in absolute terms and relative to its benchmarks. Helping the portfolio were good showings from its technology, media and business-services holdings in particular.

  We made a few noteworthy changes to the portfolio during the period in terms of broad strategies. Most notably, we increased our emphasis on the Internet as an investment theme. The Internet, in our view, has evolved from being a purely technological phenomenon to become a viable mass-market medium, one with enormous implications for consumers, businesses and government. Specific stocks that stand to benefit from the Internet's growth over the longer term include Internet-service-provider and business-and consumer-services stocks.

  In terms of sector exposure, we made several changes to the portfolio worthy of mention during the 12 months. One move we made, and one reflective of our heightened Internet focus, was to increase our exposure to the communications & media area. Stocks we added here included Yahoo! and America Online. We believe these companies will continue to take advantage of their strong brand names to expand their customer bases.

  We also increased our weighting in the business-services sector, a change partly based on our more-favorable view of the Internet. We believe many service providers, in particular those providing distribution and fulfillment

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

services, will benefit from higher volumes of Internet commerce. Our higher weighting here also reflected our increased focus on domestically oriented companies during the period.

  One weighting we reduced somewhat was the electronics area, reflecting our general concerns over high capacity in the industry. That said, we continued to find stocks we believe have good long-term growth prospects. Our holdings here included Vitesse Semiconductor, a company that went public in 1991 after receiving venture backing from, among other groups, Mohr, Davidow Ventures, a partnership focusing exclusively on entrepreneurial companies in the western U.S. Vitesse manufactures integrated circuits using gallium arsenide-based (as opposed to silicon-based) technology. As such, these circuits are relatively high-speed, low-heat products that could see significant long-term demand growth within, for example, the data-communications area.

  Elsewhere, notable weightings for the portfolio included computers, where we had a bias toward domestically oriented software companies; financial services, where we emphasized insurance and asset-management stocks; and the consumer area, broadly defined. One consumer stock we added during the period was Dial Corp. The consumer-products company has made significant strides in lowering costs and expanding into new markets since going public recently via a spinoff. (Although Dial consumer products have existed for more than a century, the company's consumer division has operated independently only since 1996.)

  Going forward, our outlook on the collective prospects for stocks of post-venture companies remains positive. (We define a post-venture-capital company as one that has received venture-capital financing either during the early stages of the company's existence or the early stages of the development of a new product or service, or as part of a restructuring or recapitalization of the company. The investment of venture-capital financing, distribution of the company's securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years prior to the portfolio's purchase of the company's securities.) These companies continue to have rapid earnings growth, both in absolute terms and relative to blue-chip-type companies, and their stock valuations for the most part remain very attractive compared to those of large-cap stocks. Set against this backdrop, we will continue to devote our efforts to identifying innovative, well-financed companies we deem to have the best long-term prospects.

Elizabeth B. Dater                  Stephen J. Lurito
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Post-Venture Capital Portfolio from September 30, 1996 (inception) to December 31, 1998, compared to the Russell 2000 Growth Index ("R2000G")*, the Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                        Russell           Trust Post        NASDAQ
         R2500G          2000G             Venture        Industrials
        --------        --------          ----------      -----------
Sep-96  10000           10000              10000           10000
Oct-96   9730            9568.7             9720.1           9688.9
Nov-96   9760.16         9834.81           10074.59        10044.1
Dec-96   9760.16        10026.58           10017.97        10093.31
Jan-97  10200.35        10277.05           10463.77        10395.2
Feb-97  9519.98          9656.52           9900.09          9939.79
Mar-97  8869.77          8975.16           9190.85          9285.85
Apr-97  8899.93          8871.4            9000.69          9327.64
May-97  9879.81         10204.86           10239.9         10445.65
Jun-97  10090.25        10550.91           10677.76        10795.05
Jul-97  10949.94        11091.54           11380.89        11480.22
Aug-97  10860.15        11424.4            11591.55        11760.33
Sep-97  11570.4         12336.06           12416.18        12590.96
Oct-97  10840.31        11595.16           11454.42        11805.41
Nov-97  10840.31        11319.19           11290.05        11624.44
Dec-97  11062.53        11325.99           11024.39        11583.17
Jan-98  10932           11175.01           10949.65        11431.89
Feb-98  12031.76        12161.54           11834.05        12413.32
Mar-98  12741.63        12671.72           12295.1         12874.23
Apr-98  12911.09        12749.4            12543.83        12991.26
May-98  12021.52        11823.15           12015.99        12157.35
Jun-98  12521.61        11944.1            12044.23        12246.46
Jul-98  11312.03        10946.65           11366.74        11334.59
Aug-98  8941.03          8419.73            8748.3          8758.92
Sep-98  9591.04          9273.4             9315.27         9526.9
Oct-98  9950.7           9757.1            10068.88        10169.96
Nov-98  10760.69        10514.25           10973.07        10893.05
Dec-98  11820.62        11465.79           11776.29        11942.05


     In past annual reports, we have compared the portfolio's performance to that of the Warburg Pincus/Venture Economics Post-Venture Capital Index ("PVCI")****, in addition to the R2000G. We believe that the R2500G, which measures the performance of companies with higher price-to-book values and higher forecasted growth rates, and the NASDAQ, which measures the

------------------
  * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
 ** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. It includes reinvestment of dividends, and is compiled by Frank Russell Company.
 *** The NASDAQ Industrial Index is an unmanaged index that measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.
**** The Warburg Pincus/Venture Economics Post-Venture Capital Index is a market-valued index that measures the performance of public stocks of companies that received financing from a U.S. venture capital or buyouts limited partnership prior to or during public trading status, without dividends. Companies remain in the index for ten years from the date of first inclusion or until the price data is no longer available, for example, due to a merger or acquisition. The index is calculated monthly and has a first index period of January 1986 with the index value initialized at 100. The index is a joint project of Venture Economics and Warburg, Pincus Asset Management, Inc.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index, are more descriptive benchmarks for the portfolio. The following compares PVCI, R2500G, NASDAQ and the portfolio's annual value for the fiscal period or years ended December 31.

                         PVCI     R2500G    NASDAQ    PORTFOLIO
                        -------   -------   -------   ---------
1996..................  $ 9,926   $10,093   $10,018    $ 9,760
1997..................   10,172    11,583   11,024      11,063
1998..................   14,848    11,942   11,776      11,821

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 5, 1999

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Growth & Income Portfolio is long-term growth of capital and income and a reasonable current return. The portfolio pursues its objective by investing primarily in equity securities of value companies.

  For the 12 months ended December 31, 1998, the portfolio had a return of 12.13%, vs. a return of 28.57% for the S&P 500 Index.

  The 12-month period was ultimately a strong one for the U.S. stock market, though it was marked by periods of extreme volatility. Following new highs it set in mid July, the market suffered a severe decline, with the S&P 500 Index plunging almost 20% by the end of August. The selloff was driven by a material deterioration in actual and forecasted U.S. corporate profit trends, as well as growing concerns over economic and political crises abroad. However, the market subsequently rallied, buoyed by Federal Reserve interest-rate cuts in September, October and November.

  Against this backdrop, the portfolio lagged the S&P 500 Index by a significant margin. The portfolio's underperformance was largely attributable to its limited participation in market rallies, in particular those sharp, "narrow" rallies driven by relatively few stocks. And while rallies tended to be narrow, market declines during the period were generally broad-based. All told, these trends hampered the portfolio. Consistent with our value-based approach, we maintained limited exposure to the handful of large-cap growth stocks that, in fact, accounted for the bulk of the index's advance. We deemed most of these companies to be expensive from a valuation perspective, and underweighted them in favor of stocks we believed had better risk-adjusted prospects.

  We remained broadly diversified by sector during the period. That said, we made a number of strategy changes within certain industry groups, most notably among financial-services companies. The market's sharp decline in August and September created some compelling valuations here among stocks we had heretofore regarded as expensive. This prompted us to shift our focus away from insurance and mortgage-services stocks (specifically the government-sponsored enterprise companies) and toward banking, brokerage and consumer-lending stocks. We added names such as Lehman Brothers Holdings, American Express and Household International, which we deemed to be oversold on investors' general concerns regarding balance-sheet risk. In our view, the valuations of these stocks did not reflect the underlying earnings power of these companies under normal operating conditions.

  We modestly increased our exposure to the consumer area, specifically the food, beverages & tobacco sector. We continued to find attractive buying

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

opportunities here, particularly among food companies in the process of restructuring their operations such as Keebler and H.J. Heinz. Elsewhere in the consumer area, we maintained exposure to the retail sector, where our holdings included department stores (e.g., Federated Department Stores and May Department Stores), as well as selected specialty retailers (most notably, TJX Companies and Payless ShoeSource). In very general terms, our positive view on the prospects for retail stocks is based on the industry's improved inventory-management skills (which has continued to enhance balance-sheet returns), combined with reasonable valuations.

  Other noteworthy areas of emphasis for the portfolio during the period included computer stocks. Our holdings here, which included IBM and Sun Microsystems, represented what we deemed to be undervalued stocks of companies with attractive rates of return and good long-term earnings growth potential. That said, we limited our exposure to other technology stocks during the period. We viewed most software stocks as unattractive on a valuation basis, and largely avoided commodity-type technology stocks (e.g., semiconductor stocks) due to our concerns over weakness in commodity prices.

  We also maintained some exposure to energy stocks. Our focus through the period was on multinational, integrated oil companies whose profit growth and free-cash generation is not heavily dependent on rising oil prices. Rather, we continued to emphasize companies whose growth is geared to expanding production profiles and continuous productivity enhancements. Our largest holdings here during the period included British Petroleum and Total.

  The rest of the portfolio remained diversified across a wide range of sectors. These included the telecommunications & equipment area, where we held a mix of local and long-distance service providers, and health care, where we emphasized health-maintenance-organization companies. We deemed several HMO stocks to be attractively priced, given their reasonable valuations and higher underlying growth rates vs. other insurance-related stocks.

  Looking ahead, we believe that, the Federal Reserve's recent actions notwithstanding, equities will face frequent bouts of volatility, given their generally lofty valuations and still-uncertain global economic conditions. However, we also believe that a number of attractive investment opportunities exist from a relative-valuation perspective. In this context, our efforts will remain concentrated on identifying stocks we deem to have the best risk-adjusted longer-term prospects.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
                       TRUST -- GROWTH & INCOME PORTFOLIO
                    SINCE INCEPTION AS OF DECEMBER 31, 1998

  The graph below illustrates the hypothetical investment of $10,000 in Warburg Pincus Trust -- Growth & Income Portfolio from October 31, 1997 (inception) to December 31, 1998, compared to the S&P 500 Index* for the same period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

         Trust Growth
           & Income             S&P500

Oct-97  10000                  10000
Nov-97  10130                  10279
Dec-97  10389.33               10452.72
Jan-98  10449.59               10472.37
Feb-98  11132.99               11129.3
Mar-98  11554.93               11644.47
Apr-98  11595.37               11707.12
May-98  11565.22               11528.12
Jun-98  11676.25               11666.92
Jul-98  11375                  11381.19
Aug-98  9755.2                 9773.83
Sep-98  10037.13               10212.28
Oct-98  10740.73               10954.1
Nov-98  11354.03               11482.09
Dec-98  11648.1                11872.48


------------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                February 5, 1999

Dear Shareholder:

  The objective of Warburg Pincus Trust -- Emerging Markets Portfolio is long-term growth of capital. The portfolio pursues its objective by investing primarily in equity securities of companies located in or conducting a majority of their business in emerging markets or whose securities trade primarily in emerging markets.

  For the 12 months ended December 31, 1998, the portfolio had a total return of -17.30%, vs. a total return of -25.33% for the Morgan Stanley Emerging Markets Free Index.

  The year was an extremely difficult one for emerging markets. Weighing on the group was a confluence of forces: a sharp economic and financial contraction across the Asian-Pacific region, set in motion by Thailand's currency devaluation in mid-1997; an economic and political meltdown in Russia in August, which triggered a full-scale investor retreat from any and all forms of risk, particularly emerging markets; and a settling of market contagion on Latin America, most notably Brazil, the region's economic giant. Though emerging markets collectively managed a strong recovery in the final three months of 1998, led by particularly strong gains in several Asian-Pacific markets, it was insufficient to make up for the group's earlier, substantial losses.

  The portfolio suffered proportionately, weighed down by the markets' broad weakness, though it fared well vs. its benchmark. In terms of general strategy, we attempted to strike a balance between avoiding the worst of the markets' volatility and positioning the portfolio for the longer term (i.e., buying battered stocks whose longer-term prospects we viewed favorably, near-term weakness notwithstanding). In practice, this translated into a relatively small presence in Southeast Asia through most of the 12 months, and highly focused exposure to the rest of the Asian-Pacific region; relatively large weightings in some of the smaller Middle Eastern, Eastern European and European markets (e.g., Poland), several of which enjoyed somewhat of a safe-haven status through much of the period; and a roughly benchmark-neutral weighting in Latin America. The strategy resulted in an outperformance vs. our benchmark, as noted, which is encouraging, though clearly we were disappointed by the portfolio's absolute performance.

  Looking ahead, while there are certainly near-term challenges for emerging markets, including that posed by the recent devaluation of Brazil's currency,

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

we see reason for optimism, especially from a medium- to longer-term perspective. Equity valuations in these markets are very attractive vs. those in developed markets. This should, at some point, draw increasing notice from investors. The economic backdrop facing most of these markets also stands to gradually improve, and the recent signs of improvement in several economies, including some of the previously hardest-hit in the Asian-Pacific region, are very encouraging. The combination of attractive valuations, potentially improved investor sentiment and a strengthening macroeconomic backdrop suggests a far better environment for emerging markets in 1999 and beyond than the one they encountered in 1998.

  Given that, we remain optimistic, and believe the portfolio is well-positioned in terms of its regional allocations and specific holdings. As ever, though, we would encourage investors to approach the asset class with realistic expectations. These markets can be extremely volatile over the short term, as evidenced by the past 12 months, and individuals with a relatively low tolerance for risk would probably be best served by choosing a more conservative investment. For those with a longer-term investment horizon and a sufficiently high threshold for risk, however, we believe emerging markets offer the potential for very attractive returns going forward, and that they are well worthy of consideration.

Richard H. King                     Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- DECEMBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO SINCE INCEPTION AS OF DECEMBER 31, 1998

  The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Trust -- Emerging Markets Portfolio from December 31, 1997 (inception) to December 31, 1998, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time period.

                                   [GRAPHIC]


          Trust             MS-Emerging
        Emerging              Markets
        Markets             Free Index
        --------            ----------
        10000               10000
Jan-98  10270               9303.7
Feb-98  11760.18            10135.08
Mar-98  12110.63            10512.2
Apr-98  11941.08            10562.77
May-98  10260.97             9170.07
Jun-98   9530.39             8300.29
Jul-98   9680.02             8553.28
Aug-98   7040.28             6102.59
Sep-98   7490.15             6331.5
Oct-98   7970.27             6939.96
Nov-98   8330.53             7406.32
Dec-98   8270.55             7313.75

     In the printed version of the document, a line graph appears which depicts the following plot points:


------------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (96.6%)
Argentina (1.1%)
   Banco de Galicia Buenos Aires SA de CV ADR                     27,141   $    478,360
   YPF SA ADR                                                    122,300      3,416,756
                                                                           ------------
                                                                              3,895,116
                                                                           ------------
Austria (1.0%)
   Erste Bank Der Oesterreichischen Sparkassen AG                 21,900      1,172,741
   V.A. Technologie AG                                             9,955        776,432
   Wienerberger Baustoffindustrie AG                               7,870      1,566,201
                                                                           ------------
                                                                              3,515,374
                                                                           ------------
Belgium (0.7%)
   Dexia Belgium                                                  14,930      2,498,999
                                                                           ------------
Denmark (3.9%)
   International Service System AS Class B                        77,000      5,008,838
   Tele Danmark AS Class B                                        35,000      4,723,970
   Unidanmark AS                                                  47,700      4,309,552
                                                                           ------------
                                                                             14,042,360
                                                                           ------------
France (9.4%)
   Banque Nationale de Paris                                      44,900      3,699,059
   Elf Aquitaine SA                                               22,800      2,636,730
   Lagardere Groupe SCA                                          146,379      6,223,586
   PSA Peugeot Citroen                                            28,600      4,428,743
   Rhone-Poulenc Ltd. Class A                                     69,363      3,571,207
   Societe Generale d'Enterprises SA                             109,300      5,126,486
   Suez Lyonnaise des Eaux SA                                     39,800      8,179,434
                                                                           ------------
                                                                             33,865,245
                                                                           ------------
Germany (14.2%)
   BHF Bank AG                                                   165,200      6,645,612
   Degussa AG                                                     73,200      4,023,644
   Fresenius Medical Care AG                                      74,900      5,284,085
   Hannover Rueckversicherungs-Gesellschaft AG                    32,500      3,463,633
   Hoechst AG                                                    107,600      4,464,167
   Mannesmann AG                                                  57,740      6,621,560
   Muenchener Rueckversicherungs-Gesellschaft AG                   7,600      3,682,454
   Schering AG                                                    42,400      5,326,985
   Siemens AG                                                     92,000      5,938,085
   Viag AG                                                         9,609      5,636,674
                                                                           ------------
                                                                             51,086,899
                                                                           ------------
Greece (0.8%)
   Hellenic Telecommunication Organization SA ADR +              209,000      2,769,250
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------


                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (CONT'D)
Hong Kong (0.9%)
   New World Development Co., Ltd.                               276,000   $    694,719
   Smartone Telecommunications                                   858,000      2,381,174
                                                                           ------------
                                                                              3,075,893
                                                                           ------------
Ireland (1.5%)
   Bank of Ireland                                               196,100      4,371,157
   Greencore Group PLC                                           191,310        884,254
                                                                           ------------
                                                                              5,255,411
                                                                           ------------
Israel (2.2%)
   Blue Square Israel Co., Ltd. ADR                              109,200      1,132,950
   ECI Telecommunications Limited Designs                        131,250      4,675,781
   Orbotech, Ltd.                                                 47,900      2,269,263
                                                                           ------------
                                                                              8,077,994
                                                                           ------------
Italy (7.3%)
   Alleanza Assicurazioni                                        282,000      3,993,408
   San Paolo-IMI SpA                                             280,400      4,965,563
   Seat Pagine Gialle SpA                                      8,283,000      6,379,682
   Telecom Italia SpA                                            801,400      6,852,927
   Telecom Italia SpA                                            313,100      1,974,804
   Unione Immobiliare SpA +                                    3,863,000      2,019,480
                                                                           ------------
                                                                             26,185,864
                                                                           ------------
Japan (13.6%)
   Advantest Corp.                                                35,700      2,266,132
   Hankyu Realty Co., Ltd.                                       230,000        919,620
   Matsushita Communication Industrial Co., Ltd.                  93,000      4,394,547
   Minebea Co., Ltd.                                             406,000      4,657,622
   NTT Mobile Communications Network, Inc.                           600      2,473,479
   Orix Corp.                                                     93,500      6,996,132
   Rohm Co., Ltd.                                                 41,000      3,740,272
   Sanwa Bank, Ltd.                                              275,000      2,123,512
   Shohkoh Fund & Co., Ltd.                                       16,100      5,195,546
   Sony Corp.                                                     60,400      4,406,976
   Sumitomo Bank, Ltd.                                           230,000      2,365,319
   TDK Corp.                                                      48,000      4,395,877
   Toshiba Corp.                                                 876,000      5,226,646
                                                                           ------------
                                                                             49,161,680
                                                                           ------------
Mexico (0.8%)
   Fomento Economico Mexicano SA de CV ADR                        82,500      2,196,563
   Gruma SA de CV Class B                                        259,642        656,344
                                                                           ------------
                                                                              2,852,907
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------


                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (CONT'D)
Netherlands (7.0%)
   CSM NV                                                         84,700   $  4,892,432
   ING Groep NV                                                   94,574      5,770,180
   Koninklijke Pakhoed NV                                         97,000      2,449,978
   Laurus NV                                                      85,190      2,138,069
   Philips Electronics NV                                         47,000      3,155,589
   Vedior NV                                                     154,628      3,048,611
   Vendex Non-Foods NV                                           155,280      3,773,049
                                                                           ------------
                                                                             25,227,908
                                                                           ------------
New Zealand (0.5%)
   Fletcher Challenge Energy                                     931,900      1,772,228
                                                                           ------------
Norway (0.1%)
   Smedvig ASA ADR Class B                                        43,300        324,750
                                                                           ------------
Portugal (0.3%)
   Banco Mello SA                                                 88,666        986,754
                                                                           ------------
Singapore (1.4%)
   Development Bank of Singapore, Ltd.                           224,000      2,022,837
   Oversea-Chinese Banking Corp., Ltd.                           149,000      1,011,418
   United Overseas Bank, Ltd.                                    310,000      1,991,563
                                                                           ------------
                                                                              5,025,818
                                                                           ------------
South Africa (0.3%)
   Sappi, Ltd. +                                                 247,600        957,550
                                                                           ------------
Spain (4.2%)
   Argentaria SA                                                 202,100      5,241,800
   Endesa SA                                                     374,800      9,945,903
                                                                           ------------
                                                                             15,187,703
                                                                           ------------
Sweden (3.8%)
   Biora AB ADR +                                                102,400      1,331,200
   Electrolux AB Series B                                        210,839      3,628,634
   Ericsson LM Series B                                          301,300      7,174,217
   Kinnevik AB-B                                                  69,200      1,622,100
                                                                           ------------
                                                                             13,756,151
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------


                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (CONT'D)
Switzerland (5.1%)
   Novartis AG                                                     2,587   $  5,085,549
   Roche Holding AG                                                  381      4,649,183
   SAIA-Burgess Electronics AG +                                   8,720      2,158,604
   Sulzer AG                                                       3,475      2,115,138
   Swisscom AG                                                    10,600      4,437,633
                                                                           ------------
                                                                             18,446,107
                                                                           ------------
Taiwan (0.4%)
   Taiwan Semiconductor Manufacturing Co. +                      714,000      1,573,539
                                                                           ------------
United Kingdom (16.1%)
   Barclays PLC                                                  224,900      4,849,514
   Bass PLC                                                      266,500      3,879,797
   British Airport Authority PLC                                 363,736      4,245,391
   British Energy PLC                                            805,300      9,211,580
   Glaxo Wellcome PLC                                            136,200      4,686,314
   Lloyds TSB Group PLC                                          167,600      2,384,207
   Orange PLC                                                    717,700      8,340,903
   Reed International PLC                                        734,500      5,743,722
   Royal & Sun Alliance Insurance Group PLC                      342,701      2,798,204
   Standard Chartered Bank PLC                                   194,800      2,257,428
   Williams PLC                                                1,044,648      5,931,252
   Zeneca Group PLC                                               87,400      3,805,563
                                                                           ------------
                                                                             58,133,875
                                                                           ------------
TOTAL COMMON STOCKS (Cost $308,418,215)                                    $347,675,375
                                                                           ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
PREFERRED STOCK (1.1%)
Brazil (0.4%)
   Companhia Energetica de Minas Gerais                       13,079,000   $    248,980
   Telecomunicacoes de Sao Paulo SA                            5,681,000        774,425
   Telesp Participacoes SA +                                  19,100,000        434,738
                                                                           ------------
                                                                              1,458,143
                                                                           ------------
Germany (0.7%)
   GEA AG                                                         61,600      1,479,418
   KSB AG                                                          6,290      1,068,777
                                                                           ------------
                                                                              2,548,195
                                                                           ------------
TOTAL PREFERRED STOCK (Cost $5,818,040)                                       4,006,338
                                                                           ------------


                                                                 PAR
                                                                (000)
                                                              ----------
SHORT TERM INVESTMENT (4.2%)
Repurchase agreement with Merrill Lynch & Co. dated 12/31/98 at 4.95% to be repurchased at $15,180,345 on 01/04/1999.
(Collateralized by a pro rata amount of U.S. Treasury Notes
ranging in par values from $6,025,000 - $50,000,000, 6.25% -
8.75%, 03/25/99 - 02/15/27. Pro rata market value of
collateral is $15,475,362.) (Cost $15,172,000)                $   15,172     15,172,000
                                                                           ------------
TOTAL INVESTMENTS AT VALUE (101.9%) (Cost $329,408,255*)                    366,853,713
LIABILITIES IN EXCESS OF OTHER ASSETS (1.9%)                                 (6,729,255)
                                                                           ------------
NET ASSETS (100.0%) (applicable to 32,759,037 shares
outstanding)                                                               $360,124,458
                                                                           ============
NET ASSET VALUE, offering and redemption price per share
($360,124,628 divided by 32,759,037)                                       $      10.99
                                                                           ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.

* Cost for federal income tax purposes is $330,641,147.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCK (94.1%)
Aerospace & Defense (0.6%)
   TriStar Aerospace Co. +                                    625,600   $  4,379,200
                                                                        ------------
Banks & Savings & Loans (1.2%)
   Commonwealth Bancorp, Inc.                                 286,800      4,463,325
   Texas Regional Bancshares, Inc. Class A                    172,100      4,313,256
                                                                        ------------
                                                                           8,776,581
                                                                        ------------
Building & Building Materials (0.9%)
   D.R. Horton, Inc.                                          298,600      6,867,800
                                                                        ------------
Business Services (15.4%)
   BISYS Group, Inc. +                                        159,800      8,249,675
   CB Richard Ellis Services, Inc. +                          244,200      4,426,125
   Getty Images, Inc. +                                       435,600      7,486,875
   Hagler Bailly, Inc. +                                      268,300      5,366,000
   Hypercom Corp. +                                           579,100      5,718,612
   INSpire Insurance Solutions, Inc. +                        305,600      5,615,400
   Lason, Inc. +                                              119,700      6,965,044
   NOVA Corp.                                                 197,483      6,850,192
   On Assignment, Inc. +                                      185,600      6,403,200
   Protection One, Inc. +                                     752,800      6,445,850
   QRS Corp. +                                                222,700     10,689,600
   Robert Half International, Inc.                            162,650      7,268,422
   Sterling Commerce, Inc. +                                  218,700      9,841,500
   SunGard Data Systems, Inc. +                               232,900      9,243,219
   Technology Solutions Co. +                                 442,650      4,744,655
   Trammell Crow Co. +                                        270,600      7,576,800
                                                                        ------------
                                                                         112,891,169
                                                                        ------------
Communications & Media (6.6%)
   Central European Media Enterprises, Ltd. Class A +         244,700      1,605,844
   Granite Broadcasting Corp. +                               321,600      1,929,600
   Heftel Broadcasting Corp. +                                209,100     10,298,175
   Infoseek Corp. +                                            88,500      4,369,687
   Lycos, Inc. +                                              175,200      9,734,550
   Metro Networks, Inc. +                                     195,600      8,337,450
   Outdoor Systems, Inc. +                                    416,863     12,505,875
                                                                        ------------
                                                                          48,781,181
                                                                        ------------
Computers (10.9%)
   Boole & Babbage, Inc. +                                    267,800      7,883,362
   Citrix Systems, Inc. +                                     215,550     20,921,822
   Documentum, Inc. +                                         114,800      6,134,625
   Hyperion Solutions Corp. +                                 268,700      4,836,600
   Legato Systems, Inc. +                                      69,600      4,589,250
   Mercury Interactive Corp. +                                141,200      8,930,900
   National Instruments Corp. +                               224,650      7,666,181
   Radiant Systems, Inc. +                                    440,300      3,247,212
   Transactions Systems Architects, Inc. Class A +            323,000     16,150,000
                                                                        ------------
                                                                          80,359,952
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCK (CONT'D)

Consumer Non-Durables (1.6%)
   Central Garden & Pet Co. +                                 472,300   $  6,789,312
   Interface, Inc.                                            574,800      5,334,862
                                                                        ------------
                                                                          12,124,174
                                                                        ------------
Consumer Services (4.2%)
   DeVry, Inc. +                                              479,700     14,690,812
   ITT Educational Services, Inc. +                           265,000      9,010,000
   Strayer Educational, Inc.                                  203,800      7,183,950
                                                                        ------------
                                                                          30,884,762
                                                                        ------------
Electronics (8.4%)
   ATMI, Inc. +                                               153,200      3,868,300
   Avant! Corp. +                                             402,400      6,438,400
   Burr-Brown Corp. +                                         333,500      7,816,406
   DII Group, Inc. +                                          291,500      6,795,594
   Novellus Systems, Inc. +                                    96,300      4,766,850
   Photronics, Inc. +                                         220,100      5,275,522
   Uniphase Corp. +                                           213,900     14,839,312
   Vitesse Semiconductor Corp. +                              258,300     11,784,937
                                                                        ------------
                                                                          61,585,321
                                                                        ------------
Energy (1.4%)
   Chieftain International, Inc. +                            300,200      4,315,375
   Stone Energy Corp. +                                       216,300      6,218,625
                                                                        ------------
                                                                          10,534,000
                                                                        ------------
Environmental Services (2.5%)
   Allied Waste Industries, Inc. +                            347,830      8,217,484
   Casella Waste Systems, Inc. +                              279,000     10,357,875
                                                                        ------------
                                                                          18,575,359
                                                                        ------------
Financial Services (4.4%)
   Allmerica Financial Corp.                                  189,400     10,961,525
   Amerin Corp. +                                             263,700      6,229,912
   Enhance Financial Services Group, Inc.                     199,000      5,970,000
   Protective Life Corp.                                      224,900      8,953,831
                                                                        ------------
                                                                          32,115,268
                                                                        ------------
Food, Beverages & Tobacco (2.3%)
   Consolidated Cigar Holdings, Inc. +                        372,300      6,585,056
   Suiza Foods Corp. +                                        195,700      9,968,469
                                                                        ------------
                                                                          16,553,525
                                                                        ------------
Healthcare (7.6%)
   Alternative Living Services, Inc. +                        269,400      9,226,950
   Core, Inc. +                                               740,700      4,228,200
   MiniMed, Inc. +                                            176,500     18,488,375
   Renal Care Group, Inc. +                                   302,550      8,717,222
   Sunrise Assisted Living, Inc. +                            202,200     10,489,125
   VWR Scientific Products Corp. +                            255,000      4,430,625
                                                                        ------------
                                                                          55,580,497
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCK (CONT'D)

Leisure & Entertainment (6.0%)
   Coach USA, Inc. +                                          291,000   $ 10,094,063
   Family Golf Centers, Inc. +                                296,850      5,862,788
   Premier Parks, Inc. +                                      502,000     15,185,500
   Sunterra Corp. +                                           389,900      5,848,500
   Vistana, Inc. +                                            484,700      6,785,800
                                                                        ------------
                                                                          43,776,651
                                                                        ------------
Lodging & Restaurants (1.3%)
   Bob Evans Farms, Inc.                                      365,000      9,512,813
                                                                        ------------
Metals & Mining (0.6%)
   Metals USA, Inc. +                                         434,100      4,232,475
                                                                        ------------
Office Equipment & Supplies (0.7%)
   United Stationers, Inc. +                                  200,500      5,213,000
                                                                        ------------
Oil Services (0.8%)
   Petroleum Geo Services ADR +                               367,900      5,794,425
   Southern Mineral Corp. +#                                  176,625        126,949
                                                                        ------------
                                                                           5,921,374
                                                                        ------------
Pharmaceuticals (6.0%)
   Alkermes, Inc. +                                           374,500      8,309,219
   ChiRex, Inc. +                                             307,400      6,570,675
   PharMerica, Inc. +                                         570,000      3,420,000
   Sepracor, Inc. +                                           126,700     11,094,169
   Serologicals Corp. +                                       484,400     14,532,000
                                                                        ------------
                                                                          43,926,063
                                                                        ------------
Real Estate (2.6%)
   Apartment Investment & Management Co. Class A              178,488      6,637,523
   Fairfield Communities, Inc. +                              519,600      5,748,075
   U.S. Restaurant Properties, Inc.                           286,550      6,966,747
                                                                        ------------
                                                                          19,352,345
                                                                        ------------
Retail (3.5%)
   99 Cents Only Stores +                                     148,250      7,282,781
   Stage Stores, Inc. +                                       247,900      2,324,063
   Staples, Inc. +                                            168,800      7,374,450
   Whole Foods Market, Inc. +                                 181,100      8,760,713
                                                                        ------------
                                                                          25,742,007
                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   ------------
COMMON STOCK (CONT'D)

Telecommunications & Equipment (2.2%)
   Gilat Satellite Networks +                                 175,000   $  9,646,875
   McLeodUSA, Inc. Class A +                                  209,400      6,543,750
                                                                        ------------
                                                                          16,190,625
                                                                        ------------
Transportation (2.4%)
   Heartland Express, Inc. +                                  287,750      5,035,625
   Mark VII, Inc. +                                           281,700      5,246,663
   Swift Transportation Co., Inc. +                           254,200      7,125,544
                                                                        ------------
                                                                          17,407,832
                                                                        ------------
TOTAL COMMON STOCK (Cost $551,963,597)                                   691,283,974
                                                                        ------------
SHORT TERM INVESTMENTS (5.5%)
Mutual Funds (4.3%)
   RBB Money Market-Select Class (Cost $31,928,038)        31,928,038     31,928,038
                                                                        ------------

                                                               PAR
                                                              (000)
                                                              -----
Repurchase Agreements (1.2%)
   Repurchase agreement with Merrill Lynch & Co. dated
   12/31/98 at 4.95% to be repurchased at $8,398,617 on
   01/04/1999. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par value from $6,025,000 to
   $50,000,000, 6.25% - 8.75%, 03/25/99 - 02/15/27. Pro rata
   market value of collateral is $8,561,837.) (Cost
   $8,394,000)                                                 $8,394      8,394,000
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $40,322,038)                           40,322,038
                                                                        ------------
TOTAL INVESTMENTS AT VALUE (99.6%) (Cost $592,285,635*)                  731,606,012
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                               3,296,153
                                                                        ------------
NET ASSETS (100.0%) (applicable to 45,894,420 shares
outstanding)                                                            $734,902,165
                                                                        ============
NET ASSET VALUE, offering and redemption price per share
($734,902,165 divided by 45,894,420)                                    $      16.01
                                                                        ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.
* Cost for federal income tax purposes is $592,555,090.
# Restricted security.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (92.1%)
Aerospace & Defense (1.2%)
   Gulfstream Aerospace Corp. +                                13,400   $   713,550
                                                                        -----------
Business Services (17.1%)
   BISYS Group, Inc. +                                         10,700       552,387
   CB Richard Ellis Services, Inc. +                           21,200       384,250
   Concord EFS, Inc. +                                         15,600       661,050
   CSG Systems International, Inc. +                           14,100     1,113,900
   Hays PLC                                                   115,000     1,009,309
   IMS Health, Inc.                                            15,500     1,169,281
   Lason, Inc. +                                               17,500     1,018,281
   On Assignment, Inc. +                                       15,700       541,650
   Pharmaceutical Product Development, Inc. +                  19,000       571,187
   Protection One, Inc.                                        78,200       669,587
   QRS Corp. +                                                 16,200       777,600
   Realty Information Group, Inc. +                            32,400       409,050
   Sterling Commerce, Inc. +                                   14,000       630,000
   SunGard Data Systems, Inc. +                                27,700     1,099,344
                                                                        -----------
                                                                         10,606,876
                                                                        -----------
Communications & Media (11.1%)
   America Online, Inc.                                        13,600     2,176,000
   Central European Media Enterprises, Ltd. +                  58,800       385,875
   Heftel Broadcasting Corp. +                                 23,400     1,152,450
   Infinity Broadcasting Corp. +                                6,900       188,887
   Outdoor Systems, Inc. +                                     21,631       648,915
   USA Networks, Inc. +                                        34,300     1,136,187
   Yahoo!, Inc. +                                               5,800     1,363,362
                                                                        -----------
                                                                          7,051,676
                                                                        -----------
Computers (14.7%)
   BMC Software, Inc. +                                        18,800       837,775
   Citrix Systems, Inc. +                                      17,000     1,650,062
   Compuware Corp. +                                            8,800       687,500
   Documentum, Inc. +                                          16,000       855,000
   Hyperion Solutions Corp. +                                  29,200       525,600
   JDA Software Group, Inc. +                                  30,850       298,859
   Legato Systems, Inc. +                                      11,600       764,875
   Micrografx, Inc. +                                          39,100       430,100
   Network Appliance, Inc. +                                   22,100       994,500
   New Era of Networks, Inc. +                                 16,200       712,800
   Transactions Systems Architects, Inc. Class A +             22,700     1,135,000
   Women.Com Network +#                                        75,988       250,001
                                                                        -----------
                                                                          9,142,072
                                                                        -----------
Consumer Durables (0.9%)
   Furniture Brands International, Inc.+                       20,400       555,900
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   -----------
COMMON STOCKS (CONT'D)

Consumer Non-Durables (0.9%)
   Dial Corp.                                                  18,700   $   539,962
                                                                        -----------
Consumer Services (2.7%)
   DeVry, Inc. +                                               38,500     1,179,062
   Stewart Enterprises, Inc.                                   21,400       476,150
                                                                        -----------
                                                                          1,655,212
                                                                        -----------
Distribution (0.3%)
   Transportation Components, Inc. +                           44,700       206,737
                                                                        -----------
Electronics (7.4%)
   Maxim Integrated Products, Inc. +                           34,600     1,511,587
   Solectron Corp. +                                            5,900       548,331
   Uniphase Corp. +                                            15,800     1,096,125
   Vitesse Semiconductor Corp. +                               19,400       885,125
   Xilinx, Inc. +                                               7,900       514,487
                                                                        -----------
                                                                          4,555,655
                                                                        -----------
Energy (0.4%)
   Chaparral Resources, Inc. +#                               166,667       250,001
                                                                        -----------
Environmental Services (1.5%)
   Allied Waste Industries, Inc. +                             17,985       424,896
   Waste Management, Inc.                                      10,200       475,575
                                                                        -----------
                                                                            900,471
                                                                        -----------
Financial Services (5.0%)
   3i Group PLC                                                48,000       463,205
   AMBAC Financial Group, Inc.                                  8,700       523,631
   Amerin Corp. +                                              13,500       318,938
   AMVESCAP PLC ADR                                             9,700       373,450
   Nationwide Financial Services, Inc.                         16,000       827,000
   Reinsurance Group of America, Inc.                          10,000       607,500
                                                                        -----------
                                                                          3,113,724
                                                                        -----------
Food, Beverages & Tobacco (1.1%)
   Ben & Jerry's Homemade, Inc. Class A +                         300         6,713
   Suiza Foods Corp. +                                         13,000       662,188
                                                                        -----------
                                                                            668,901
                                                                        -----------
Healthcare (3.2%)
   American Oncology Resources, Inc. +                         34,700       505,319
   AmeriSource Health Corp. Class A +                           8,300       539,500
   Total Renal Care Holdings, Inc. +                           32,300       954,869
                                                                        -----------
                                                                          1,999,688
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   -----------
COMMON STOCKS (CONT'D)

Leisure & Entertainment (2.2%)
   Coach USA, Inc. +                                           14,500   $   502,969
   Premier Parks, Inc. +                                       28,900       874,225
                                                                        -----------
                                                                          1,377,194
                                                                        -----------
Lodging & Restaurants (1.1%)
   Garden Fresh Restaurant Corp. +                             32,300       464,313
   Il Fornaio America Corp. +                                  27,600       203,550
                                                                        -----------
                                                                            667,863
                                                                        -----------
Metals & Mining (0.6%)
   Metals USA, Inc. +                                          35,400       345,150
                                                                        -----------
Pharmaceuticals (7.6%)
   Alkermes Inc. +                                             27,300       605,719
   GelTex Pharmaceuticals, Inc. +                              22,500       509,063
   Incyte Pharmaceuticals, Inc. +                              15,300       571,838
   Medimmune, Inc. +                                            5,900       586,681
   SangStat Medical Corp. +                                    12,500       265,625
   Serologicals Corp. +                                        31,500       945,000
   Watson Pharmaceuticals, Inc. +                              19,600     1,232,350
                                                                        -----------
                                                                          4,716,276
                                                                        -----------
Publishing (2.1%)
   Scholastic Corp. +                                          10,200       546,975
   The Petersen Cos., Inc. Class A +                           22,100       748,638
                                                                        -----------
                                                                          1,295,613
                                                                        -----------
Real Estate (0.6%)
   Fairfield Communities, Inc. +                               31,700       350,681
                                                                        -----------
Retail (3.3%)
   Stage Stores, Inc. +                                         3,800        35,625
   Staples, Inc. +                                             25,500     1,114,031
   Whole Foods Market, Inc. +                                  17,900       865,913
                                                                        -----------
                                                                          2,015,569
                                                                        -----------
Telecommunications & Equipment (7.1%)
   Cisco Systems, Inc. +                                       15,175     1,408,430
   Gilat Satellite Networks +                                  18,500     1,019,813
   MCI WorldCom, Inc. +                                        20,700     1,485,225
   Shaw Communications, Inc. Class B +                         20,800       503,100
                                                                        -----------
                                                                          4,416,568
                                                                        -----------
TOTAL COMMON STOCK (Cost $45,059,983)                                    57,145,339
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                                PAR
                                                               (000)       VALUE
                                                               -----       -----
SHORT TERM INVESTMENT (10.1%)
 Repurchase agreement with Merrill Lynch & Co. dated
 12/31/98 at 4.95% to be repurchased at $6,256,439 on
 01/04/1999. (Collateralized by a pro rata amount of U.S.
 Treasury Notes ranging in par values from $6,025,000 -
 $50,000,000, 6.25%-8.75%, 03/25/99-02/15/27. Pro rata
 market value of collateral is $6,378,028.) (Cost
 $6,253,000)                                                  $6,253    $ 6,253,000
                                                                        -----------
TOTAL INVESTMENTS AT VALUE (102.2%) (Cost $51,312,983*)                  63,398,339
LIABILITIES IN EXCESS OF OTHER ASSETS (2.2%)                             (1,343,265)
                                                                        -----------
NET ASSETS (100.0%) (applicable to 5,251,861 shares
outstanding)                                                            $62,055,074
                                                                        ===========
NET ASSET VALUE, offering and redemption price per share
($62,055,074 divided by 5,251,861)                                      $     11.82
                                                                        ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.
* Cost for federal income tax purposes is $51,561,417.
# Restricted security.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCK (84.8%)
Aerospace & Defense (4.2%)
   General Dynamics Corp.                                       2,800   $   164,150
   Gulfstream Aerospace Corp. +                                 2,500       133,125
   Litton Industries, Inc. +                                    2,150       140,287
   Raytheon Co. Class A                                         3,250       167,984
                                                                        -----------
                                                                            605,546
                                                                        -----------
Banks & Savings & Loans (4.2%)
   Bank One Corp.                                               2,600       132,762
   Citigroup Inc.                                               5,525       273,487
   Washington Mutual, Inc                                       5,300       202,394
                                                                        -----------
                                                                            608,643
                                                                        -----------
Building & Building Materials (1.5%)
   USG Corp. +                                                  4,200       213,937
                                                                        -----------
Business Services (1.6%)
   WPP Group PLC                                                8,800        53,551
   WPP Group PLC ADR                                            2,800       172,900
                                                                        -----------
                                                                            226,451
                                                                        -----------
Capital Equipment (5.2%)
   AlliedSignal, Inc.                                           2,800       124,075
   American Standard Co., Inc. +                                2,900       104,219
   Case Corp.                                                   4,400        95,975
   Caterpillar, Inc.                                              800        36,800
   Emerson Electric Co.                                         1,650       103,228
   Federal-Mogul Corp.                                          1,300        77,350
   Ingersoll-Rand Co.                                           1,900        89,181
   ITT Industries, Inc.                                         3,200       127,200
                                                                        -----------
                                                                            758,028
                                                                        -----------
Chemicals (2.2%)
   Ferro Corp.                                                  2,550        66,300
   Rhone Poulenc SA ADR Series A                                2,750       138,187
   Union Carbide Corp.                                          2,550       108,375
                                                                        -----------
                                                                            312,862
                                                                        -----------
Communications & Media (0.4%)
   Scripps (E.W.) Co.                                           1,100        54,725
                                                                        -----------
Computers (5.4%)
   Compaq Computer Corp.                                        4,000       167,750
   International Business Machines Corp.                        1,900       351,025
   Sun Microsystems, Inc. +                                     2,400       205,500
   Unisys Corp. +                                               1,700        58,544
                                                                        -----------
                                                                            782,819
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   -----------
Conglomerates (2.8%)
   Harsco Corp.                                                 3,800   $   115,662
   TRW, Inc.                                                    3,000       168,562
   United Technologies Corp.                                    1,050       114,187
                                                                        -----------
                                                                            398,411
                                                                        -----------
Consumer Durables (2.9%)
   DaimlerChrysler AG ADR                                       1,132       108,743
   Ford Motor Co.                                               4,400       258,225
   Volvo AB ADR                                                 2,000        46,625
                                                                        -----------
                                                                            413,593
                                                                        -----------
Consumer Non-Durables (1.4%)
   Premark International, Inc.                                  5,800       200,825
                                                                        -----------
Electronics (1.3%)
   Dallas Semiconductor Corp.                                   2,600       105,950
   Textronix, Inc.                                              2,600        78,162
                                                                        -----------
                                                                            184,112
                                                                        -----------
Energy (4.7%)
   Amerada Hess Corp.                                           1,400        69,650
   British Petroleum Co. PLC ADR                                3,056       273,894
   Royal Dutch Petroleum Co. ADR                                3,200       153,200
   Total SA ADR                                                 3,500       174,125
                                                                        -----------
                                                                            670,869
                                                                        -----------
Environmental Services (2.1%)
   Allied Waste Industries, Inc. +                              2,800        66,150
   Waste Management, Inc.                                       5,200       242,450
                                                                        -----------
                                                                            308,600
                                                                        -----------
Financial Services (9.4%)
   American Express Co.                                           900        92,025
   Associates First Capital Corp. Class A                       1,228        52,037
   Fannie Mae                                                   1,400       103,600
   FINOVA Group, Inc.                                           2,550       137,541
   Household International, Inc.                                2,000        79,250
   Lehman Brothers Holdings, Inc.                               3,050       134,391
   MBIA, Inc.                                                   3,600       236,025
   MGIC Investment Corp.                                        2,900       115,456
   Old Republic International Corp.                             4,500       101,250
   Terra Nova (Bermuda) Holdings, Ltd. Class A                  4,250       107,313
   The PMI Group, Inc.                                          3,850       190,094
                                                                        -----------
                                                                          1,348,982
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   -----------
Food, Beverages & Tobacco (7.4%)
   Anheuser-Busch Companies, Inc.                               4,350   $   285,469
   Corn Products International, Inc. +                          2,550        77,456
   Heinz (H.J.) Co.                                             1,200        67,950
   Keebler Foods Co. +                                          4,250       159,906
   Philip Morris Cos., Inc.                                     6,000       321,000
   Ralston Purina Group                                         1,700        55,038
   Sara Lee Corp.                                               3,300        93,019
                                                                        -----------
                                                                          1,059,838
                                                                        -----------
Healthcare (4.2%)
   Baxter International, Inc.                                   2,850       183,291
   Tenet Healthcare Corp. +                                     3,650        95,813
   Trigon Healthcare, Inc. +                                    4,950       184,697
   Wellpoint Health Networks, Inc. +                            1,700       147,900
                                                                        -----------
                                                                            611,701
                                                                        -----------
Industrial Manufacturing & Processing (1.9%)
   UNOVA, Inc. +                                               14,800       268,250
                                                                        -----------
Metals & Mining (1.2%)
   Aluminum Company of America                                  2,332       173,880
                                                                        -----------
Office Equipment & Supplies (0.7%)
   Pitney Bowes, Inc.                                           1,500        99,094
                                                                        -----------
Pharmaceuticals (1.0%)
   Merck & Co., Inc.                                              950       140,303
                                                                        -----------
Publishing (0.5%)
   Donnelley (R.R.) & Sons, Inc.                                1,600        70,100
                                                                        -----------
Real Estate (0.2%)
   Equity Residential Properties Trust                            900        36,394
                                                                        -----------
Retail (7.6%)
   CompUSA, Inc. +                                              5,200        67,925
   Consolidated Stores Corp. +                                  4,100        82,769
   Federated Department Stores, Inc. +                          6,750       294,047
   May Department Stores Co.                                    2,500       150,938
   Payless ShoeSource, Inc. +                                   1,128        53,439
   Ross Stores, Inc.                                            2,400        94,500
   Saks, Inc.                                                   2,950        93,109
   Sears, Roebuck and Co.                                       3,000       127,500
   TJX Cos., Inc.                                               4,400       127,600
                                                                        -----------
                                                                          1,091,827
                                                                        -----------
Telecommunications & Equipment (7.8%)
   ALLTEL Corp.                                                 1,200        71,775
   Ameritech Corp.                                              3,000       190,125
   AT&T Corp.                                                   4,000       301,000
   Bell Atlantic Corp.                                          4,900       278,381
   BellSouth Corp.                                              2,400       119,700
   SBC Communications, Inc.                                     3,100       166,238
                                                                        -----------
                                                                          1,127,219
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   -----------
Transportation (0.6%)
   Burlington Northern Santa Fe Corp.                           2,500   $    84,375
                                                                        -----------
Utilities-Electric (2.4%)
   Allegheny Energy, Inc.                                       3,050       105,225
   American Electric Power Co., Inc.                            1,700        80,006
   Illinova Corp.                                               1,900        47,500
   Wisconsin Energy Corp.                                       3,600       113,175
                                                                        -----------
                                                                            345,906
                                                                        -----------
TOTAL COMMON STOCK (Cost $11,015,197)                                    12,197,290
                                                                        -----------
PREFERRED STOCK (2.1%)
Capital Equipment (0.7%)
   Ingersoll-Rand Co. Series G 0.78% (Convertible)              5,000        99,375
                                                                        -----------
Industrial Manufacturing & Processing (1.3%)
   Mediaone Group, Inc. 6.25% (Convertible)                     2,900       192,850
                                                                        -----------
Real Estate (0.1%)
   Equity Residential Properties Series G 7.25%                   800        16,400
                                                                        -----------
TOTAL PREFERRED STOCK (Cost $279,799)                                       308,625
                                                                        -----------

                                                                PAR
                                                               (000)
                                                              -------
BONDS (0.2%)
   National Semiconductor Corp. 6.50% 10/01/02 (Convertible)
     (Cost $28,355)                                           $30,000        26,250
                                                                        -----------
SHORT TERM INVESTMENT (10.6%)
 Repurchase agreement with Merrill Lynch & Co. dated
 12/31/98 at 4.95% to be repurchased at $1,524,838 on
 01/04/1999. Collateralized by a pro rata amount of U.S.
 Treasury Notes ranging in par values from $6,025,000 to
 $50,000,000, 6.25% - 8.75%, 03/25/99 - 02/15/27. Pro rata
 market value of collateral is $1,554,472.) (Cost
 $1,524,000)                                                    1,524     1,524,000
                                                                        -----------
TOTAL INVESTMENTS AT VALUE (97.7%) (Cost $12,847,351*)                   14,056,165
OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)                                324,604
                                                                        -----------
NET ASSETS (100.0%) (applicable to 1,252,881 shares
outstanding)                                                            $14,380,769
                                                                        ===========
NET ASSET VALUE, offering and redemption price per share
($14,380,769 divided by 1,252,881)                                      $     11.48
                                                                        ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $12,902,497.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS
December 31, 1998
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                                ------       -----
COMMON STOCK (75.8%)
Argentina (4.7%)
   Banco de Galicia & Buenos Aires SA ADR                          2,796   $   49,279
   YPF SA ADR                                                      2,800       78,225
                                                                           ----------
                                                                              127,504
                                                                           ----------
Australia (2.2%)
   Novus Petroleum, Ltd.                                          26,000       20,732
   Oil Search, Ltd.                                               37,200       37,648
                                                                           ----------
                                                                               58,380
                                                                           ----------
Brazil (1.6%)
   Companhia Paranaense de Energia-Copel ADR                       4,000       28,500
   Uniao de Bancos Brasileriros SA GDR                             1,000       14,437
                                                                           ----------
                                                                               42,937
                                                                           ----------
Croatia (2.8%)
   Pliva DD GDR                                                    4,600       75,926
                                                                           ----------
Greece (2.1%)
   Hellenic Telecommunication Organization SA ADR +                4,200       55,650
                                                                           ----------
Hong Kong (9.0%)
   Cosco Pacific, Ltd.                                           154,000       64,109
   First Pacific Co., Ltd.                                       104,000       49,671
   Liu Chong Hing Bank, Ltd.                                       9,000       11,501
   New World Development Co., Ltd.                                11,000       27,688
   Smartone Telecommunications                                    14,200       39,409
   VTech Holdings, Ltd.                                            3,000       13,089
   Wing Hang Bank, Ltd.                                           14,500       36,124
                                                                           ----------
                                                                              241,591
                                                                           ----------
Hungary (1.6%)
   Mol Magyar Olaj-es Gazipari RT                                  1,600       43,885
                                                                           ----------
India (7.0%)
   Mahanagar Telephone Nigam, Ltd, GDR                            11,475      139,995
   State Bank of India, Ltd. GDR                                   5,800       48,285
                                                                           ----------
                                                                              188,280
                                                                           ----------
Israel (5.9%)
   Blue Square Israel Co., Ltd. ADR                                3,191       33,107
   ECI Telecommunications, Ltd.                                    1,100       39,187
   Orbotech, Ltd.                                                  1,850       87,644
                                                                           ----------
                                                                              159,938
                                                                           ----------
Kazakhstan (0.3%)
   Hurricane Hydrocarbons, Ltd. + (CAN)                            6,700        7,677
                                                                           ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              ----------   ----------
COMMON STOCK (CONT'D)

Korea (6.5%)
   Korea Telecom Corp. +                                             100   $    3,160
   Samsung Display Devices Co.                                       800       39,452
   Samsung Electronics Co., Ltd.                                     900       60,401
   Ssangyong Oil Refining Co., Ltd.                                3,800       72,684
                                                                           ----------
                                                                              175,697
                                                                           ----------
Mexico (6.1%)
   Cintra SA                                                      45,700       26,155
   Fomento Economico Mexicano SA de CV ADR                         2,900       77,212
   Grupo Industrial Durango SA ADR                                19,900       49,701
   TV Azteca SA de CV ADR                                          1,700       11,369
                                                                           ----------
                                                                              164,437
                                                                           ----------
Poland (5.7%)
   Bank Slaski SA                                                  1,146       59,424
   Big Bank Gdanski SA                                            13,700       12,295
   Elektrim Spolka Akcyjna SA                                      7,696       83,320
                                                                           ----------
                                                                              155,039
                                                                           ----------
Portugal (1.9%)
   Banco Mello SA                                                  4,493       50,002
                                                                           ----------
Singapore (5.5%)
   Development Bank of Singapore, Ltd.                             8,500       76,759
   Keppel Tatlee Land Ltd.                                        41,000       71,565
                                                                           ----------
                                                                              148,324
                                                                           ----------
South Africa (4.4%)
   Sappi, Ltd. +                                                  17,100       66,131
   South African Breweries, Ltd.                                   3,100       52,276
                                                                           ----------
                                                                              118,407
                                                                           ----------
Spain (1.1%)
   Funespana SA +                                                  1,700       30,295
                                                                           ----------
Taiwan (2.8%)
   Far Eastern Textile                                            45,000       36,736
   Taiwan Semiconductor Manufacturing Co. +                       18,000       39,669
                                                                           ----------
                                                                               76,405
                                                                           ----------
Thailand (1.8%)
   Hana Microelectronics Public Co., Ltd. +                       19,600       47,471
                                                                           ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              ----------   ----------
COMMON STOCK (CONT'D)

Turkey (2.8%)
   Turkiye Is Bankasi AS Class C                                 961,825   $   25,007
   Yapi Ve Kredi Bankasi AS                                    4,358,877       50,445
                                                                           ----------
                                                                               75,452
                                                                           ----------
TOTAL COMMON STOCKS (Cost $1,922,050)                                       2,043,297
                                                                           ----------
PREFERRED STOCK (6.4%)
Brazil (6.4%)
   Companhia Energetica de Minas Gerais                        2,607,500       49,638
   Tele Norte Leste Participacoes SA +                         1,686,000       21,072
   Telecomunicacoes de Sao Paulo Celular SA Class B +            507,800       22,318
   Telecomunicacoes de Sao Paulo SA                              329,000       44,849
   Telecomunicacoes do Parana SA                                 103,000       18,328
   Telecomunicacoes do Rio de Janeiro Celular SA Class B +       718,000       16,937
                                                                           ----------
TOTAL PREFERRED STOCK (Cost $224,564)                                         173,142
                                                                           ----------

                                                               PAR
                                                              (000)
                                                              -----
CORPORATE BONDS (5.2%)
China (1.6%)
   Cosco Treasury Co., Ltd., 1.00% 3/13/03 (Convertible)
     (Matures @ $146.70)                                      $ 61        44,530
                                                                      ----------
Philippines (3.6%)
   Metro Pacific Capital 2.50% 4/11/03                          59        52,486
   Piltel International Holding Corp. 1.75% 7/17/06
     (Convertible) (Putable 1/17/02 @ $138.73)
     (Callable 1/18/02 @ $100)                                  78        43,423
                                                                      ----------
                                                                          95,909
                                                                      ----------
TOTAL CORPORATE BONDS (Cost $137,170)                                    140,439
                                                                      ----------
SHORT TERM INVESTMENT (13.0%)
   Repurchase agreement with Merrill Lynch & Co. dated
   12/31/98 at 4.95% to be repurchased at $351,193 on
   01/04/1999. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par value from $6,025,000 -
   $50,000,000, 6.25% - 8.75%, 03/25/99 - 02/15/27. Pro rata
   market value of collateral is $358,018.) (Cost $351,000)    351       351,000
                                                                      ----------
TOTAL INVESTMENTS AT VALUE (100.4%) (Cost $2,634,784*)                 2,707,878
LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)                             (12,106)
                                                                      ----------
NET ASSETS (100.0%) (applicable to 329,349 shares
outstanding)                                                          $2,695,772
                                                                      ==========
NET ASSET VALUE, offering and redemption price per share
($2,695,772 divided by 329,349)                                       $     8.19
                                                                      ==========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                        GDR = Global Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.

* Cost for federal income tax purposes is $2,699,211.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                        INTERNATIONAL   SMALL COMPANY    POST-VENTURE    GROWTH &     EMERGING
                                           EQUITY           GROWTH         CAPITAL        INCOME      MARKETS
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                        -------------   -------------    ------------   ---------    ---------
INVESTMENT INCOME:
   Dividends                             $ 6,657,775     $  1,980,643     $   74,596     $108,737    $  30,351
   Interest                                1,481,730        2,294,202        184,902       58,398       22,399
   Foreign taxes withheld                   (719,297)               0         (1,668)      (1,441)      (3,534)
                                         -----------     ------------     ----------     --------    ---------
     Total investment income               7,420,208        4,274,845        257,830      165,694       49,216
                                         -----------     ------------     ----------     --------    ---------
EXPENSES:
   Investment advisory                     3,689,492        6,094,569        567,052       58,759       17,606
   Administrative services                   805,926        1,315,273         93,728       23,659       10,525
   Audit                                      19,056           19,947         12,132       12,033       14,533
   Custodian/Sub-custodian                   289,313          127,406         27,629       34,625        1,895
   Trustees                                    3,575            3,444          2,643        3,068        2,602
   Interest                                    1,000            1,500            128           40           90
   Insurance                                   7,112           11,632            652         (908)           0
   Legal                                      28,449           62,395          2,539         (397)         116
   Offering/Organizational costs              12,443           12,399         27,357       34,258       38,678
   Printing                                   61,094           84,091         31,490        9,239       30,178
   Registration                                    0              100           (100)         100          100
   Transfer agent                              6,008              313          5,950          817        1,540
   Miscellaneous                                 301            9,995          1,734         (952)       1,318
                                         -----------     ------------     ----------     --------    ---------
                                           4,923,769        7,743,064        772,934      174,341      119,181
   Less fees waived, expenses
     reimbursed and transfer agent
     fee offsets                             (12,073)         (21,263)      (137,836)     (95,996)     (99,462)
                                         -----------     ------------     ----------     --------    ---------
     Total expenses                        4,911,696        7,721,801        635,098       78,345       19,719
                                         -----------     ------------     ----------     --------    ---------
       Net investment income (loss)        2,508,512       (3,446,956)      (377,268)      87,349       29,497
                                         -----------     ------------     ----------     --------    ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) FROM INVESTMENTS AND FOREIGN
 CURRENCY RELATED ITEMS:
   Net realized loss from security
     and other related transactions      (13,570,730)     (24,310,017)    (5,574,888)    (454,057)    (248,533)
   Net realized gain (loss) from
     foreign currency related items        4,293,895                0              0          (61)      (7,185)
   Net change in unrealized
     appreciation (depreciation) from
     investments and foreign currency
     related items                        27,818,000       12,266,488      8,660,364    1,140,836       72,885
                                         -----------     ------------     ----------     --------    ---------
       Net realized and unrealized
        gain (loss) from investments
        and foreign currency related
        items                             18,541,165      (12,043,529)     3,085,476      686,718     (182,833)
                                         -----------     ------------     ----------     --------    ---------
Net increase (decrease) in net assets
 resulting from operations               $21,049,677     $(15,490,485)    $2,708,208     $774,067    $(153,336)
                                         ===========     ============     ==========     ========    =========

                See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

WARBURG PINCUS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                   INTERNATIONAL EQUITY PORTFOLIO          SMALL COMPANY GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                     FOR THE             FOR THE             FOR THE             FOR THE
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1998   DECEMBER 31, 1997
                                -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS:
   Net investment income
     (loss)                       $   2,508,512       $   2,371,553       $  (3,446,956)      $  (2,695,081)
   Net realized gain (loss)
     from security and other
     related transactions           (13,570,730)        (18,668,797)        (24,310,017)          1,317,196
   Net realized gain (loss)
     from foreign currency
     related items                    4,293,895          11,010,785                   0                   0
   Net change in unrealized
     appreciation
     (depreciation) from
     investments and foreign
     currency related items          27,818,000          (7,070,165)         12,266,488          80,858,786
                                  -------------       -------------       -------------       -------------
     Net increase (decrease)
       in net assets resulting
       from operations               21,049,677         (12,356,624)        (15,490,485)         79,480,901
                                  -------------       -------------       -------------       -------------
FROM DISTRIBUTIONS:
   Dividends from net
     investment income               (1,737,856)           (305,296)                  0                   0
   Distributions in excess of
     net investment income                    0                   0                   0                   0
   Return of capital                          0                   0                   0                   0
   Distribution from realized
     gains                             (203,842)        (21,970,160)                  0                   0
                                  -------------       -------------       -------------       -------------
     Net decrease in net
       assets from
       distributions                 (1,941,698)        (22,275,456)                  0                   0
                                  -------------       -------------       -------------       -------------
FROM CAPITAL SHARE
TRANSACTIONS:
   Proceeds from sale of
     shares                         560,600,065         169,935,030         356,119,068         473,863,814
   Reinvested dividends               1,941,380          22,275,452                   0                   0
   Net asset value of shares
     redeemed                      (568,753,948)       (108,567,703)       (272,120,075)       (226,348,615)
                                  -------------       -------------       -------------       -------------
     Net increase (decrease)
       in net assets from
       capital share
       transactions                  (6,212,503)         83,642,779          83,998,993         247,515,199
                                  -------------       -------------       -------------       -------------
     Net increase in net
       assets                        12,895,476          49,010,699          68,508,508         326,996,100
NET ASSETS:
   Beginning of period              347,228,982         298,218,283         666,393,657         339,397,557
                                  -------------       -------------       -------------       -------------
   End of period                  $ 360,124,458       $ 347,228,982       $ 734,902,165       $ 666,393,657
                                  -------------       -------------       -------------       -------------
                                  -------------       -------------       -------------       -------------
UNDISTRIBUTED NET INVESTMENT
INCOME:                           $     109,776       $    (902,800)      $           0       $           0
                                  -------------       -------------       -------------       -------------
                                  -------------       -------------       -------------       -------------

                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    GROWTH & INCOME               EMERGING MARKETS
   POST-VENTURE CAPITAL PORTFOLIO                      PORTFOLIO                      PORTFOLIO
-------------------------------------   ---------------------------------------   -----------------
                                                              FOR THE PERIOD
                                                             OCTOBER 31, 1997
     FOR THE             FOR THE             FOR THE         (COMMENCEMENT OF          FOR THE
   YEAR ENDED          YEAR ENDED          YEAR ENDED       OPERATIONS) THROUGH      YEAR ENDED
DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1998    DECEMBER 31, 1997    DECEMBER 31, 1998
-----------------   -----------------   -----------------   -------------------   -----------------
  $   (377,268)       $   (230,112)        $    87,349           $    5,697          $   29,497
    (5,574,888)           (179,000)           (454,057)              (8,068)           (248,533)
             0                   0                 (61)                   0              (7,185)
     8,660,364           3,246,410           1,140,836               67,978              72,885
  ------------        ------------         -----------           ----------          ----------
     2,708,208           2,837,298             774,067               65,607            (153,336)
  ------------        ------------         -----------           ----------          ----------
             0              (4,291)           (116,510)              (5,697)            (22,312)
             0                (129)                  0                    0                   0
             0                   0                   0               (4,497)               (494)
             0                   0                   0                    0                   0
  ------------        ------------         -----------           ----------          ----------
             0              (4,420)           (116,510)             (10,194)            (22,806)
  ------------        ------------         -----------           ----------          ----------
    82,888,701          67,627,302          14,068,832            1,927,534           2,979,651
             0               4,420             115,563               10,194              15,065
   (54,062,024)        (52,343,943)         (2,454,324)                   0            (123,902)
  ------------        ------------         -----------           ----------          ----------
    28,826,677          15,287,779          11,730,071            1,937,728           2,870,814
  ------------        ------------         -----------           ----------          ----------
    31,534,885          18,120,657          12,387,628            1,993,141           2,694,672
    30,520,189          12,399,532           1,993,141                    0               1,100
  ------------        ------------         -----------           ----------          ----------
  $ 62,055,074        $ 30,520,189         $14,380,769           $1,993,141          $2,695,772
  ------------        ------------         -----------           ----------          ----------
  ------------        ------------         -----------           ----------          ----------
  $          0        $          0         $     9,214           $        0          $        0
  ------------        ------------         -----------           ----------          ----------
  ------------        ------------         -----------           ----------          ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      1998          1997          1996         19951
PERIOD ENDED:                                       --------      --------      --------      -------
PER SHARE DATA
   Net asset value, beginning of period             $  10.49      $  11.48      $  10.65      $ 10.00
                                                    --------      --------      --------      -------
INVESTMENT ACTIVITIES:
   Net investment income                                0.08          0.10          0.00         0.03
   Net gains or losses on investments and foreign
     currency related items (both realized and
     unrealized)                                        0.48         (0.37)         1.06         0.70
                                                    --------      --------      --------      -------
     Total from investment activities                   0.56         (0.27)         1.06         0.73
                                                    --------      --------      --------      -------
DISTRIBUTIONS:
   From net investment income                          (0.05)        (0.01)        (0.06)       (0.01)
   In excess of net investment income                   0.00          0.00         (0.10)       (0.07)
   From realized gains                                 (0.01)         0.00         (0.06)        0.00
   In excess of realized gains                          0.00         (0.71)        (0.01)        0.00
                                                    --------      --------      --------      -------
     Total distributions                               (0.06)        (0.72)        (0.23)       (0.08)
                                                    --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                      $  10.99      $  10.49      $  11.48      $ 10.65
                                                    --------      --------      --------      -------
                                                    --------      --------      --------      -------
Total return                                            5.35%        (2.26)%        9.98%        7.30%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)            $360,124      $347,229      $298,218      $64,537
   Ratio of expenses to average net assets              1.33%(4)      1.36%(4)      1.36%(4)     1.44%(3)
   Ratio of net income to average net assets            0.68%         0.66%         0.64%        0.48%(3)
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements               0.00%         0.00%         0.04%        0.77%(3)
Portfolio turnover rate                               105.28%        78.65%        30.82%        8.31%(2)

--------------------------------------------------------------------------------
(1) For the period June 30, 1995 (commencement of operations) through
    December 31, 1995.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .00%, .01% and .00% for the years ended December 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements were 1.33%, 1.35% and 1.36% for the years ended December 31, 1998, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                      1998          1997          1996        1995(1)
PERIOD ENDED:                                       --------      --------      --------      -------
PER SHARE DATA
   Net asset value, beginning of period             $  16.48      $  14.25      $  12.51      $ 10.00
                                                    --------      --------      --------      -------
INVESTMENT ACTIVITIES:
   Net investment loss                                 (0.06)        (0.07)        (0.06)       (0.01)
   Net gains or losses on investments (both
     realized and unrealized)                          (0.41)         2.30          1.80         2.52
                                                    --------      --------      --------      -------
     Total from investment activities                  (0.47)         2.23          1.74         2.51
                                                    --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                      $  16.01      $  16.48      $  14.25      $ 12.51
                                                    --------      --------      --------      -------
                                                    --------      --------      --------      -------
Total return                                           (2.85%)       15.65%        13.91%       25.10%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)            $734,902      $666,394      $339,398      $97,445
   Ratio of expenses to average net assets              1.14%(4)      1.15%(4)      1.16%(4)     1.25%(3)
   Ratio of net loss to average net assets             (0.51%)        (.56%)        (.66%)      (0.36%)(3)
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements               0.00%         0.00%         0.01%        0.25%(3)
Portfolio turnover rate                                65.61%        92.45%       101.50%       34.25%(2)

--------------------------------------------------------------------------------

(1) For the period June 30, 1995 (commencement of operations) through December 31, 1995.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .00%, .01% and .00% for the years ended December 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements were 1.14%, 1.14% and 1.16% for the years ended December 31, 1998, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                              1998         1997          1996(1)
PERIOD ENDED:                                                -------      -------      ---------
PER SHARE DATA
   Net asset value, beginning of period                      $ 11.06      $  9.76       $ 10.00
                                                             -------      -------       -------
INVESTMENT ACTIVITIES:
   Net investment loss                                         (0.04)       (0.08)         0.00
   Net gains or losses on investments (both realized and
     unrealized)                                                0.80         1.38         (0.24)
                                                             -------      -------       -------
     Total from investment activities                           0.76         1.30         (0.24)
                                                             -------      -------       -------
NET ASSET VALUE, END OF PERIOD                               $ 11.82      $ 11.06       $  9.76
                                                             -------      -------       -------
                                                             -------      -------       -------
Total return                                                    6.87%       13.34%        (2.40)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                     $62,055      $30,520       $12,400
   Ratio of expenses to average net assets(4)                   1.40%        1.40%         1.41%(3)
   Ratio of net income (loss) to average net assets            (0.83%)      (0.75%)        0.80%(3)
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  0.30%        0.18%         4.16%(3)
Portfolio turnover rate                                        73.18%      238.12%         6.80%(2)

--------------------------------------------------------------------------------
(1) For the period September 30, 1996 (commencement of operations) through December 31, 1996.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the portfolio's net expense ratio by .00%, .00% and .01% for the year or period ended December 31, 1998, 1997 and 1996, respectively. The portfolio's operating expense ratio after reflecting these arrangements were 1.40%, 1.40% and 1.40% for the year or period ended December 31, 1998, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               1998         1997(1)
PERIOD ENDED:                                                 -------      -------
PER SHARE DATA
   Net asset value, beginning of period                       $ 10.33      $ 10.00
                                                              -------      -------
INVESTMENT ACTIVITIES:
   Net investment income                                         0.09         0.04
   Net gains on investments and foreign currency related
     items (both realized and unrealized)                        1.16         0.35
                                                              -------      -------
     Total from investment activities                            1.25         0.39
                                                              -------      -------
DISTRIBUTIONS:
   From net investment income                                   (0.10)       (0.03)
   Return of capital                                             0.00        (0.03)
                                                              -------      -------
     Total distributions                                        (0.10)       (0.06)
                                                              -------      -------
NET ASSET VALUE, END OF PERIOD                                $ 11.48      $ 10.33
                                                              -------      -------
                                                              -------      -------
Total return                                                    12.13%        3.89%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $14,381      $ 1,993
   Ratio of expenses to average net assets(4)                    1.00%        1.00%(3)
   Ratio of net income to average net assets                     1.11%        2.08%(3)
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                   1.22%        9.37%(3)
Portfolio turnover rate                                         57.93%       64.38%(3)

--------------------------------------------------------------------------------
(1) For the period October 31, 1997 (commencement of operations) through December 31, 1997.

(2) Non-annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               1998
PERIOD ENDED:                                                 ------
PER SHARE DATA
   Net asset value, beginning of period                       $10.00
                                                              ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.10
   Net losses on investments and foreign currency related
     items (both realized and unrealized)                      (1.83)
                                                              ------
     Total from investment activities                          (1.73)
                                                              ------
DISTRIBUTIONS:
   From net investment income                                  (0.08)
                                                              ------
NET ASSET VALUE, END OF PERIOD                                $ 8.19
                                                              ------
                                                              ------
Total return                                                  (17.30%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $2,696
   Ratio of expenses to average net assets                      1.40%(1)
   Ratio of net income to average net assets                    2.09%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  6.81%
Portfolio turnover rate                                        21.29%

--------------------------------------------------------------------------------
(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements had no effect on the portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Warburg Pincus Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers five investment funds: International Equity Portfolio is a diversified investment fund that seeks long-term capital appreciation by investing in equity securities of companies located in or conducting a majority or their business outside the U.S. or companies whose securities trade primarily in markets outside of the U.S.; Small Company Growth Portfolio is a non-diversified investment fund that seeks capital growth by investing in a portfolio of equity securities of small U.S. growth companies; Post-Venture Capital Portfolio is a diversified investment fund that seeks long-term growth of capital by investing in equity securities, of U.S. companies considered to be in their post-venture-capital stage of development; Growth & Income Portfolio is a diversified investment fund that seeks long-term growth of capital, and income by investing primarily in equity securities of value companies; and Emerging Markets Portfolio is a non-diversified investment fund that seeks long-term growth of capital by investing primarily in equity securities of companies located in or conducting a majority of their business in emerging markets or whose securities trade primarily in emerging markets. Shares of a portfolio are not available directly to individual investors but may be offered only to certain (a) life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and (b) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a portfolio an investment option for Plan participants.

  The net asset value of each portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

  The books and records of the portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D) currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The portfolios do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The portfolios isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  The International Equity Portfolio and the Emerging Markets Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

  A portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

  When a portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the portfolio exercises an option or enters into a closing transaction by purchasing

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain in the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for federal income taxes as it is the Trust's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  Costs incurred by the Trust in connection with its organization have been deferred and are being amortized over a period of five years from the date the Trust commenced its operations. Costs incurred by the portfolios in connection with the offering of their shares have been deferred and are being amortized over a one year period from the date each portfolio commenced its operations.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with other funds advised by Warburg Pincus Asset Management, Inc., the portfolios' investment adviser ("Warburg") (collectively the "Warburg Funds"), transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements collateralized by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the year ended December 31, 1998, the portfolios received credits or reimbursements under the arrangement as follows:

PORTFOLIO                                              AMOUNT
---------                                              -------
International Equity                                   $12,073
Small Company Growth                                    21,263
Post-Venture Capital                                     1,531
Growth & Income                                            213
Emerging Markets                                            37

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each portfolio's investment adviser. For its investment advisory services, Warburg receives the following fees based on each portfolio's average daily net assets:

PORTFOLIO                                 ANNUAL RATE
---------                                 -----------
International Equity           1.00% of average daily net assets
Small Company Growth           0.90% of average daily net assets
Post-Venture Capital           1.25% of average daily net assets
Growth & Income                0.75% of average daily net assets
Emerging Markets               1.25% of average daily net assets

  For the year ended December 31, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                         GROSS                      NET           EXPENSE
PORTFOLIO             ADVISORY FEE    WAIVER    ADVISORY FEE   REIMBURSEMENTS
---------             ------------   --------   ------------   --------------
International Equity   $3,689,492    $      0    $3,689,492       $      0
Small Company Growth    6,094,569           0     6,094,569              0
Post-Venture Capital      567,052     (90,941)      476,111              0
Growth & Income            58,759     (52,105)        6,654        (31,926)
Emerging Markets           17,606     (17,606)            0        (80,129)

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

  Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Post-Venture Capital Portfolio's assets invested in private equity portfolios ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and Warburg, Abbott is entitled to a quarterly fee from Warburg at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

  Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., serve as each portfolio's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each portfolio's average daily net assets. For the year ended December 31, 1998, administrative services fees earned by CFSI were as follows:

PORTFOLIO                                        CO-ADMINISTRATION FEE
---------                                        ---------------------
International Equity                                   $368,949
Small Company Growth                                    677,174
Post-Venture Capital                                     45,364
Growth & Income                                           7,835
Emerging Markets                                          1,409

  For its administrative services for the Small Company Growth Portfolio and the Post-Venture Capital Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each portfolio's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Portfolio and the Emerging Markets Portfolio, PFPC receives a fee calculated at an annual rate of .12% on the portfolio's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million. For the Growth & Income Portfolio, PFPC receives a fee calculated at an annual rate of .15% on the portfolio's first $500 million in average daily net assets, .10% on the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. For the year ended December 31, 1998, adminstrative service fees earned and waived by PFPC were as follows:

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

                                                                  NET
PORTFOLIO             CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
---------             ---------------------   --------   ---------------------
International Equity        $436,977          $      0         $436,977
Small Company Growth         638,099                 0          638,099
Post-Venture Capital          48,364           (45,364)           3,000
Growth & Income               15,824           (11,752)           4,072
Emerging Markets               9,116            (1,690)           7,426

  Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as each portfolio's distributor. No compensation is paid by the portfolios to CSI for its distribution services.

3. LINE OF CREDIT

  The portfolios, together with other Warburg Funds, have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balances of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus
 .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent
(33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any Fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At December 31, 1998 and for the year then ended, none of the portfolios had borrowings under those lines of credit facilities.

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES

  For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                                   PURCHASES        SALES
---------                                  ------------   ------------
International Equity                       $374,684,915   $356,811,750
Small Company Growth                        510,264,368    418,996,837
Post-Venture Capital                         74,006,866     49,656,496
Growth & Income                              14,161,110      4,018,298
Emerging Markets                              3,970,630      1,441,815

  At December 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                         NET UNREALIZED
                            UNREALIZED     UNREALIZED     APPRECIATION
PORTFOLIO                  APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                  ------------   ------------   --------------
International Equity       $ 56,013,029   $(19,800,463)   $ 36,212,566
Small Company Growth        197,076,812    (58,025,890)    139,050,922
Post-Venture Capital         14,521,128     (2,684,206)     11,836,922
Growth & Income               1,550,644       (396,976)      1,153,668
Emerging Markets                208,238       (199,571)          8,667

5. FORWARD FOREIGN CURRENCY CONTRACTS

  The portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted daily by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

  At December 31, 1998, the International Equity Portfolio had the following open forward currency contract:

  FORWARD                      FOREIGN                                     UNREALIZED
  CURRENCY     EXPIRATION     CURRENCY       CONTRACT      CONTRACT     FOREIGN EXCHANGE
  CONTRACT        DATE       TO BE SOLD       AMOUNT         VALUE         GAIN/LOSS
  --------     ----------   -------------   -----------   -----------   ----------------
Japanese Yen    02/26/99    4,250,100,000   $33,262,510   $37,969,256     $(4,706,746)

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

6. RESTRICTED SECURITIES

  A summary of the restricted securities held at December 31, 1998 follows:

                             SECURITY         ACQUISITION               MARKET     PERCENTAGE
      PORTFOLIO             DESCRIPTION          DATE         COST      VALUE     OF NET ASSETS
      ---------        ---------------------  -----------   --------   --------   -------------
                       Southern Mineral
Small Company Growth   Corp.                   12/20/96     $794,813   $126,949       0.02%
                       Chaparral Resources,
Post-Venture Capital   Inc.                    07/28/98      250,000    250,001       0.40%
                       Women.Com Network       06/04/98      250,001    250,001       0.40%

7. CAPITAL SHARE TRANSACTIONS

  Each portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share.

  Transactions in shares of each portfolio were as follows:

                                    INTERNATIONAL EQUITY              SMALL COMPANY
                                         PORTFOLIO                  GROWTH PORTFOLIO           POST-VENTURE CAPITAL
                                ----------------------------   ---------------------------   -------------------------
                                                           FOR THE YEAR ENDED DECEMBER 31,
                                --------------------------------------------------------------------------------------
                                    1998            1997           1998           1997          1998          1997
                                -------------   ------------   ------------   ------------   -----------   -----------
Shares sold                        50,488,163     13,953,274     22,514,856     31,306,018     7,145,658     6,512,613
Shares issued to shareholders
 on reinvestment of dividends         181,099      2,160,568              0              0             0           421
Shares redeemed                   (50,915,580)    (8,988,051)   (17,112,706)   (14,702,808)   (4,652,230)   (5,025,372)
                                -------------   ------------   ------------   ------------   -----------   -----------
Net increase (decrease) in
 shares outstanding                  (246,318)     7,125,791      5,402,150     16,603,210     2,493,428     1,487,662
                                =============   ============   ============   ============   ===========   ===========

                                                                               EMERGING
                                                   GROWTH & INCOME             MARKETS
                                                      PORTFOLIO               PORTFOLIO
                                           -------------------------------   ------------
                                                           FOR THE PERIOD
                                                          OCTOBER 31, 1997
                                                          (COMMENCEMENT OF
                                           FOR THE YEAR     OPERATIONS)      FOR THE YEAR
                                              ENDED           THROUGH           ENDED
                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                               1998             1997             1998
                                           ------------   ----------------   ------------
Shares sold                                  1,266,220           191,971       343,741
Shares issued to shareholders
 on reinvestment of dividends                   10,402             1,011         1,900
Shares redeemed                               (216,723)                0       (16,292)
                                            ----------      ------------       -------
Net increase in shares
 outstanding                                 1,059,899           192,982       329,349
                                            ==========      ============       =======

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

8. LIABILITIES

  At December 31, 1998, the portfolios had the following affiliated and investment related liabilities:

                                           INTERNATIONAL   SMALL COMPANY   POST-VENTURE                     EMERGING
                                              EQUITY          GROWTH         CAPITAL      GROWTH & INCOME   MARKETS
                                           -------------   -------------   ------------   ---------------   --------
Payable for securities purchased (at
 value)                                      $      0        $      0       $1,910,568        $64,682       $45,131
Investment advisory fee payable               307,313         520,866           38,197              0             0
Administration services fee payable            30,731          57,874            4,780          1,133           210
Payable for Fund shares redeemed              848,017         469,278          184,531              0           196

9. NET ASSETS

  At December 31, 1998, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency. The International Equity Portfolio, the Growth & Income Portfolio and the Emerging Markets Portfolio reclassed ($457,038), ($61) and ($7,185), respectively, from accumulated net realized gain/(loss) from security transactions to undistributed net investment income. The International Equity Portfolio reclassed ($203,842) in distributions from realized gains to distributions from net investment income. The Small Company Growth Portfolio, the Post-Venture Capital Portfolio and the Growth & Income Portfolio reclassified ($3,446,956), ($377,268) and ($38,436), respectively, from accumulated net investment income/(loss) to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

  Net assets at December 31, 1998, consisted of the following:

                                          INTERNATIONAL   SMALL COMPANY   POST-VENTURE                      EMERGING
                                             EQUITY          GROWTH         CAPITAL      GROWTH & INCOME    MARKETS
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                          -------------   -------------   ------------   ---------------   ----------
Capital contributed, net                  $365,386,056    $637,185,020    $55,771,726      $13,624,866     $2,871,420
Undistributed net investment income            109,776               0              0            9,214              0
Accumulated net realized loss from
 security transactions                     (38,141,460)    (41,603,232)    (5,801,988)        (462,125)      (248,533)
Net unrealized appreciation
 (depreciation)
 from investments and foreign currency
 related items                              32,770,086     139,320,377     12,085,336        1,208,814         72,885
                                          ------------    ------------    -----------      -----------     ----------
Net assets                                $360,124,458    $734,902,165    $62,055,074      $14,380,769     $2,695,772
                                          ============    ============    ===========      ===========     ==========

WARBURG PINCUS TRUST
NOTES TO FINANCIAL STATEMENTS (CONT'D)
December 31, 1998
--------------------------------------------------------------------------------

10. CAPITAL LOSS CARRYOVER

  At December 31, 1998, capital loss carryovers available to offset possible future capital gains of each portfolio were as follows:

                                      CAPITAL LOSS
                                  CARRYOVER EXPIRING IN
                           -----------------------------------   TOTAL CAPITAL
PORTFOLIO                     2004        2005        2006       LOSS CARRYOVER
---------                  -----------   -------   -----------   --------------
International Equity       $         0   $     0   $41,615,314    $41,615,314
Small Company Growth        17,167,113         0    24,188,511     41,355,624
Post-Venture Capital            47,891    71,085     5,434,579      5,553,555
Growth & Income                      0     8,068       398,911        406,979
Emerging Markets                     0         0       184,106        184,106

WARBURG PINCUS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of WARBURG PINCUS TRUST:

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg Pincus Trust -- International Equity Portfolio, Small Company Growth Portfolio, Post-Venture Capital Portfolio, Growth & Income Portfolio and Emerging Markets Portfolio (all portfolios collectively referred to as the "Trust") at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 5, 1999

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